                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the


                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 14, 1999.

                            WHITEHALL JEWELLERS, INC.

             (Exact name of registrant as specified in its charter)



-----------------------------------------------------------------------------------------------
           Delaware                      0-028175                        36-1433610
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
        of Incorporation)
-----------------------------------------------------------------------------------------------

        155 North Wacker Drive
        Suite 500
        Chicago, Illinois                                              60606
        (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 312-782-6800

Item 5.   Other Events.

                  On December 14, 1999, the registrant issued a press release announcing that its Board of Directors had declared a three-for-two common stock split to be effected by a 50% dividend on the registrant's issued shares of Common Stock and Class B Common Stock. The dividend is to be distributed on January 4, 2000 to stockholders of record as of the close of business on December 24, 1999. The press release announcing such stock split is attached hereto as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHITEHALL JEWELLERS, INC.
                                        (Registrant)



                                        By:  /s/ John R. Desjardins
                                             ----------------------------------
                                             Executive Vice President, Finance
                                             & Administration and
                                             Secretary
Date:  December 14, 1999

                                  EXHIBIT INDEX

             The following exhibit is filed herewith as noted below.

    Exhibit No.                                  Exhibit
    -----------                                  -------

    99                             Press Release dated December 14, 1999